                                                                    EXHIBIT 99.2
                                                                    ------------

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF HEARST-ARGYLE TELEVISION, INC. (THE "COMPANY") (GIVING EFFECT TO THE PULITZER MERGER (AS DEFINED IN ITEM 5 OF THE COMPANY'S FORM 8-K, DATED SEPTEMBER 29, 1998 AND AMENDED BY THE COMPANY'S FORM 8-K/A DATED DECEMBER 16, 1998)

     The following unaudited pro forma combined condensed financial statements of the Company (the "Pro Forma Statements") give effect to the Pulitzer Merger, pursuant to which the Company will issue to the stockholders of Pulitzer Publishing Company ("Pulitzer") 37,096,774 shares of the Company's Series A Common Stock (the "Hearst-Argyle Merger Stock") and will assume $700 million of new debt (the "New Debt").

     The Pulitzer Merger will be accounted for by the Company using the purchase method with the Company as the acquiror of Pulitzer Broadcasting (as defined in Item 5 of the Company's Form 8-K, dated September 29, 1998 as amended by The Company's Form 8-K/A dated December 16, 1998). Accordingly, the Pulitzer Broadcasting assets and liabilities have been adjusted to their estimated fair values based upon preliminary purchase price allocations which have been made solely for the purposes of developing the unaudited pro forma combined condensed financial statements. The results of operations of Pulitzer Broadcasting will be included in the consolidated financial statements of the Company subsequent to its date of acquisition.

     The unaudited pro forma combined condensed statements of operations for the nine-months ended September 30, 1997 and 1998 and for the year ended
December 31, 1997 give effect to the Pulitzer Merger as if the transaction had been completed at the beginning of each period presented. The unaudited pro forma combined condensed statements of operations of the Company, including the estimated impact of the Pulitzer Merger, have been prepared based upon the unaudited pro forma combined condensed statements of operations of the Company, excluding the estimated impact of the Pulitzer Merger and the historical statements of operations of Pulitzer Broadcasting. The unaudited pro forma combined condensed statements of operations of the Company for the year ended December 31, 1997 and for the nine-months ended September 30, 1997, excluding the estimated impact of the Pulitzer Merger, give effect to the transaction consummated on January 31, 1997 in which Argyle Television, Inc. ("Argyle"), exchanged its WZZM and WGRZ stations for Gannett Co., Inc.'s WLWT and KOCO stations located in Cincinnati, OH and Oklahoma City, OK, respectively (the "Gannett Swap"), the transaction consummated on August 29, 1997, in which The Hearst Corporation, pursuant to a merger transaction, contributed its television broadcast group to Argyle (the "Hearst Transaction"), the transaction effective June 1, 1998, whereby the Company exchanged its television stations WNAC-TV and WDTN-TV for STC Broadcastings, Inc.'s television stations KSBW-TV and WPTZ-TV/WNNE-TV (the "STC Swap"), and the transaction consummated on January 5, 1999, effective January 1, 1999 for accounting purposes in which the Company acquired, through a merger transaction, all of the partnership interests in Kelly Broadcasting Co. (the "Kelly Transaction") as if all such transactions had occurred at the beginning of 1997, and for the nine-months ended September 30, 1998 excluding the estimated impact of the Pulitzer Merger gives effect to the STC Swap and the Kelly Transaction as if such transactions had occurred at the beginning of 1998.

     The unaudited pro forma combined condensed balance sheet at September 30, 1998 gives effect to the Kelly Transaction and the Pulitzer Merger as if the Kelly Transaction and the Pulitzer Merger had occurred on September 30, 1998, at an assumed closing price of $31 per share on the date of the Merger closing, and is based upon the historical consolidated balance sheets of the Company, Kelly Broadcasting and Pulitzer Broadcasting.

      The Pro Forma Statements should be read in conjunction with the Company's historical consolidated and unaudited pro forma combined condensed financial statements, and the Kelly Broadcasting and the Pulitzer Broadcasting historical consolidated financial statements either included herein or filed previously by the Company. The Pro Forma Statements are not necessarily indicative of the actual results of operations or financial position of the Company that would have occurred had the Pulitzer Merger, the Hearst Transaction, the Gannett Swap, the STC Swap and the Kelly Transaction occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

     For purposes of the Pro Forma Statements, the estimated purchase price of Pulitzer Broadcasting was determined as follows assuming a closing price of $31.00 for Hearst-Argyle Series A Common Stock on the date of the Pulitzer Merger closing (in thousands, except share data):


                                                                  PURCHASE PRICE   SHARES ISSUED
                                                                  --------------   -------------
Value of Hearst-Argyle Merger Stock.............................      $1,150,000      37,096,774
New Debt assumed................................................         700,000
Estimated transaction costs.....................................          20,000
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE..................................      $1,870,000
                                                                      ==========

     For purposes of the Pro Forma Statements, the total estimated purchase price of Pulitzer Broadcasting is allocated as follows (in thousands):

Fair value of the Pulitzer Broadcasting net assets.............       $  116,385
Intangible assets..............................................        1,753,615
                                                                      ----------
TOTAL ESTIMATED PURCHASE PRICE.................................       $1,870,000
                                                                      ==========

     The estimated purchase price and the resulting allocations are based on management's preliminary estimations and have been made solely for purposes of developing the Pro Forma Statements. Any subsequent adjustments and any uncertainties affecting the pro forma presentation based upon such allocations are not expected to be significant. As the Purchase Price is dependent upon the closing price of the Hearst-Argyle Series A Common Stock at the Pulitzer Merger closing, the accounting values assigned to the consideration exchanged at the close of the Pulitzer Merger, may fluctuate from the values assigned in the unaudited pro forma combined condensed financial statements. At the close of the Pulitzer Merger, the fair value of the consideration exchanged will be valued based upon the closing price times the 37,096,774 shares issued in the Pulitzer Merger.

     The following table sets forth the impact on net income and earnings per share given a range of closing prices of the Hearst-Argyle Series A Common Stock on the date of the Merger closing.


   Value of                                                    Impact on
 Hearst-Argyle          Value of                               Pro Forma
Series A Common         Series A        Twelve Months      Basic and Diluted
Stock at Merger       Common Stock        Impact on           Earnings per
    Closing            Issued (a)        Net Income             Share (b)
---------------       ------------      -------------      -----------------
                      (In thousands, except share prices)

    $42.50             $1,576,613         $(15,038)             $(0.17)
    $40.25             $1,493,145         $(12,096)             $(0.13)
    $38.75             $1,437,500         $(10,134)             $(0.11)
    $35.25             $1,307,661         $ (5,558)             $(0.06)
    $32.75             $1,214,919         $ (2,288)             $(0.03)
    $30.25             $1,122,177         $    981              $ 0.01
    $30.00             $1,112,903         $  1,308              $ 0.01
    $27.75             $1,029,435         $  4,250              $ 0.05
    $26.25             $  973,790         $  6,211              $ 0.07
-----------
(a) Does not include the New Debt assumed of $700 million and estimated transaction costs of $20 million.
(b) Calculated as Twelve Months Impact on Net Income divided by the sum of the Hearst Argyle Merger Stock and the number of shares used in the per share calculation of basic and diluted earnings per share for the nine months ended September 30, 1998.

                         Hearst-Argyle Television, Inc.
              Unaudited Pro Forma Combined Condensed Balance Sheet
                            as of September 30, 1998
                                 (In thousands)

                                    KELLY        KELLY           PRO FORMA     PULITZER    PULITZER          PRO FORMA
                   HEARST-ARGYLE BROADCASTING TRANSACTION         HEARST-    BROADCASTING   MERGER           PULITZER
                    HISTORICAL    HISTORICAL  ADJUSTMENTS         ARGYLE      HISTORICAL  ADJUSTMENTS         MERGER
                   ------------- ------------ -----------       -----------  ------------ -----------       ----------
ASSETS
Current assets:
 Cash and cash
  equivalents....   $   51,254     $  2,028                     $   53,282                                   $   53,282
 Accounts
  receivable,
  net............       76,820        9,121    $  1,460 (c)         87,401     $ 41,770   $    7,625 (f)        136,796
 Program rights..       45,614        9,458                         55,072       10,283                          65,355
 Deferred tax
  asset..........        4,172                                       4,172                                        4,172
 Other...........        7,984          384                          8,368        1,405                           9,773
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total current
  assets.........      185,844       20,991       1,460            208,295       53,458        7,625            269,378
Property, plant
 and equipment,
 net.............      125,351       14,704                        140,055       82,806                         222,861
Intangible
 assets, net.....      712,115       76,819     (76,819)(a)      1,218,779       96,744      (96,744)(d)      3,650,737
                                                506,664 (a)                                1,753,615 (d)
                                                                                             678,343 (d)
Other:
 Deferred
  acquisition and
  financing
  costs, net.....       29,144                                      29,144                                       29,144
 Program rights,
  noncurrent.....        4,993        6,447                         11,440                                       11,440
 Other assets....       27,057        1,664        (739)(a)         27,982        9,100       (6,000)(d)         36,082
                                                                                               5,000 (g)
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total assets....   $1,084,504     $120,625    $430,566         $1,635,695     $242,108   $2,341,839         $4,219,642
                    ==========     ========    ========         ==========     ========   ==========         ==========
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current
 liabilities:
 Accounts payable
  and accrued
  liabilities....   $   40,058     $  4,738    $  2,000 (b)     $   45,978     $ 11,062   $   22,912 (d)(g)  $   79,952
                                                   (818)(a)
 Current portion
  of long-term
  debt...........                                                                12,705      (12,705)(d)            --
 Program rights
  payable........       45,890        7,530                         53,420        9,846                          63,266
 Other current
  liabilities....          185                                         185        1,263                           1,448
                    ----------     --------    --------         ----------     --------   ----------         ----------
 Total current
  liabilities....       86,133       12,268       1,182             99,583       34,876       10,207            144,666
Deferred tax
 liability.......      157,588                                     157,588                   678,343 (d)        836,409
                                                                                                 478 (h)
Program rights
 payable,
 noncurrent......        5,028        7,633                         12,661                                       12,661
Other
 liabilities.....          814          108                            922        3,888         (867)(d)          3,465
                                                                                                (478)(h)
Pension
 obligations.....                                                                 6,590       (1,801)(d)          4,789
Post-retirement
 benefit
 obligations.....                                                                 2,711                           2,711
Credit facility..                                80,000 (b)         80,000                   700,000 (e)        780,000
Senior notes.....      500,000                                     500,000                                      500,000
Senior
 subordinated
 notes...........        2,596                                       2,596                                        2,596
Long-term debt...                    86,948     363,052 (a)(b)     450,000      160,000     (160,000)(d)        450,000
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total
 liabilities.....      752,159      106,957     444,234          1,303,350      208,065    1,225,882          2,737,297
                    ----------     --------    --------         ----------     --------   ----------         ----------
Partners'
 Capital.........                    13,668     (13,668)(a)
Stockholders'
 equity
 Preferred stock
  series A.......            1                                           1                                            1
 Preferred stock
  series B.......            1                                           1                                            1
 Series A common
  stock..........          125                                         125                       371 (e)            496
 Series B common
  stock..........          413                                         413                                          413
 Common stock....                                                                    10          (10)(d)            --
 Additional paid-
  in capital.....      201,889                                     201,889       11,924      (11,924)(d)      1,351,518
                                                                                           1,149,629 (e)
 Intercompany
  balance........                                                               (90,561)      90,561 (d)            --

 Retained
  earnings.......      151,138                                     151,138      112,670     (112,670)(d)        151,138
 Treasury stock..      (21,222)                                    (21,222)                                     (21,222)
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total
 stockholders'
 equity..........      332,345          --          --             332,345       34,043    1,115,957          1,482,345
                    ----------     --------    --------         ----------     --------   ----------         ----------
Total liability
 and
 stockholders'
 equity..........   $1,084,504     $120,625    $430,566         $1,635,695     $242,108   $2,341,839         $4,219,642
                    ==========     ========    ========         ==========     ========   ==========         ==========
                   DIVESTITURE  PRO FORMA
                     WGAL(i)   DIVESTITURE
                   ----------- ------------
ASSETS
Current assets:
 Cash and cash
  equivalents....              $   53,282
 Accounts
  receivable,
  net............   $ (4,468)     132,328
 Program rights..     (1,701)      63,654
 Deferred tax
  asset..........                   4,172
 Other...........       (128)       9,645
                   ----------- ------------
 Total current
  assets.........     (6,297)     263,081
Property, plant
 and equipment,
 net.............     (5,765)     217,096
Intangible
 assets, net.....    (10,378)   3,640,359
Other:
 Deferred
  acquisition and
  financing
  costs, net.....                  29,144
 Program rights,
  noncurrent.....                  11,440
 Other assets....                  36,082
                   ----------- ------------
 Total assets....   $(22,440)  $4,197,202
                   =========== ============
LIABILITIES AND
 STOCKHOLDERS'
 EQUITY
Current
 liabilities:
 Accounts payable
  and accrued
  liabilities....   $   (846)  $   79,106
 Current portion
  of long-term
  debt...........                     --
 Program rights
  payable........     (2,532)      60,734
 Other current
  liabilities....       (312)       1,136
                   ----------- ------------
 Total current
  liabilities....     (3,690)     140,976
Deferred tax
 liability.......     (2,467)     833,942
Program rights
 payable,
 noncurrent......                  12,661
Other
 liabilities.....                   3,465
Pension
 obligations.....       (663)       4,126
Post-retirement
 benefit
 obligations.....       (929)       1,782
Credit facility..    (14,691)     765,309
Senior notes.....                 500,000
Senior
 subordinated
 notes...........                   2,596
Long-term debt...                 450,000
                   ----------- ------------
Total
 liabilities.....    (22,440)   2,714,857
                   ----------- ------------
Partners'
 Capital.........
Stockholders'
 equity
 Preferred stock
  series A.......                       1
 Preferred stock
  series B.......                       1
 Series A common
  stock..........                     496
 Series B common
  stock..........                     413
 Common stock....                     --
 Additional paid-
  in capital.....               1,351,518
 Intercompany
  balance........                     --

 Retained
  earnings.......                 151,138
 Treasury stock..                 (21,222)
                   ----------- ------------
Total
 stockholders'
 equity..........        --     1,482,345
                   ----------- ------------
Total liability
 and
 stockholders'
 equity..........   $(22,440)  $4,197,202
                   =========== ============

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET ADJUSTMENTS:

(a) To reflect the Kelly Transaction and the adjustment of the Kelly Broadcasting net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and partners' capital.
(b) To record the issuance of long-term debt to be incurred in connection with the purchase price paid for Kelly Broadcasting and related transaction costs. The Company has used: (i) amounts available under its Credit
    Facility and (ii) the proceeds from the issuance of $450 million of 7.18% Senior Notes giving a maturity of 1.2 years and average life of ten years to finance the Kelly transaction.
(c) To record the amount Kelly Broadcasting will owe Hearst-Argyle to the extent the estimated working capital is less than $11 million (approximately $1.5 million) which is based upon the working capital of Kelly Broadcasting as of September 30, 1998.
(d) To reflect the Pulitzer Merger and the adjustment of Pulitzer Broadcasting net assets to their estimated fair values of the net assets acquired, elimination of existing long-term debt and stockholders' equity and to record the tax effect of the differences between book and tax basis of the net assets acquired.
(e) Issuance of the Hearst-Argyle Merger Stock at an assumed closing price of $31 per share on the date of the Merger closing to the stockholders of New Pulitzer and the assumption of the New Debt ($700 million) for the net assets of Pulitzer Broadcasting.
(f) To record the amount New Pulitzer will owe Hearst-Argyle to the extent the estimated working capital is less than $41 million (approximately $7.6 million) which is based upon the working capital of the Pulitzer Broadcasting as of September 30, 1998.
(g) To record the Company's purchase of Pulitzer's investment in the Major League Baseball team, the Arizona Diamondbacks.
(h) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.
(i) Upon consummation of the Pulitzer Merger, the Company will own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the FCC, as part of its consent to the Pulitzer Merger, required Hearst-Argyle to file an application to divest one of the aforementioned stations (or propose such other action that would result in compliance with such FCC rules) within six months following consummation of the Pulitzer Merger. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under Hearst-Argyle's Credit Agreement, dated August 29, 1997, with the Chase Manhattan Bank and certain lenders party thereto (the "Chase Credit Facility") and therefore the pro forma balance sheet reflects the effect of a reduction in the Chase Credit Facility by an amount equal to $14.7 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of Pulitzer Broadcasting implied by the shares of Series A Common Stock to be issued in the Pulitzer Merger (the "Merger Stock"), the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement Of Operations
                          Year Ended December 31, 1997
                     (In thousands, except per share data)

                   PRO FORMA  PULITZER    PULITZER      PRO FORMA
                    HEARST-  BROADCASTING  MERGER       PULITZER     DIVESTITURE
                   ARGYLE(a) HISTORICAL  ADJUSTMENTS     MERGER        WGAL(g)
                   --------- ----------- -----------    ---------    -----------
Total revenues...  $453,708   $227,016    $  9,038 (i)  $689,762      $(29,772)
Station operating
 expenses........   202,318    125,090         600 (b)   317,692        (9,876)
                                           (10,316)(i)
Amortization of
 program rights..    46,816                 12,490 (i)    59,306        (1,748)
Depreciation and
 amortization....    57,169     23,447      50,446 (c)   131,062        (1,367)
                   --------   --------    --------      --------      --------
Station operating
 income..........   147,405     78,479     (44,182)      181,702       (16,781)
Corporate general
 and
 administrative
 expenses........    12,000                 (5,354)(d)    13,500
                                             6,854 (i)
                   --------   --------    --------      --------      --------
Operating
 income..........   135,405     78,479     (45,682)      168,202       (16,781)
Interest expense,
 net.............   (74,328)   (16,081)    (32,919)(e)  (123,328)        1,028
Other income,
 net.............                   10         (10)(i)       --
                   --------   --------    --------      --------      --------
Income before
 income taxes....    61,077     62,408     (78,611)       44,874       (15,753)
Income taxes.....    25,652     24,387     (31,031)(f)    19,008        (6,250)
                   --------   --------    --------      --------      --------
Income from
 continuing
 operations......    35,425   $ 38,021    $(47,580)       25,866      $ (9,503)
                              ========    ========                    ========
Less: preferred
 stock
 dividends.......    (1,422)                              (1,422)
                   --------                             --------
Income applicable
 to common
 stock...........  $ 34,003                             $ 24,444
                   ========                             ========
Basic:
 Income per
  common share...  $   0.63                             $   0.27
                   ========                             ========
 Number of shares
  used in per
  share
  calculation....    53,828                               90,925(h)

Diluted:
 Income per
  common share...  $   0.63                             $   0.27
                   ========                             ========
 Number of shares
  used in per
  share
  calculation....    53,873                               90,970(h)

                    PRO FORMA
                   DIVESTITURE
                   -------------
Total revenues...   $659,990
Station operating
 expenses........    307,816
Amortization of
 program rights..     57,558
Depreciation and
 amortization....    129,695
                   -------------
Station operating
 income..........    164,921
Corporate general
 and
 administrative
 expenses........     13,500
                   -------------
Operating
 income..........    151,421
Interest expense,
 net.............   (122,300)
Other income,
 net.............        --
                   -------------
Income before
 income taxes....     29,121
Income taxes.....     12,758
                   -------------
Income from
 continuing
 operations......     16,363
Less: preferred
 stock
 dividends.......     (1,422)
                   -------------
Income applicable
 to common
 stock...........   $ 14,941
                   =============
Basic:
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     90,925(h)

Diluted:
 Income per
  common share...   $   0.16
                   =============
 Number of shares
  used in per
  share
  calculation....     90,970(h)


See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1997
                     (In thousands, except per share data)


                   PRO FORMA   PULITZER      PULITZER     PRO FORMA
                    HEARST-  BROADCASTING     MERGER      PULITZER    DIVESTITURE
                   ARGYLE(a)  HISTORICAL    ADJUSTMENTS    MERGER       WGAL(g)
                   --------- ------------  ------------   ---------    -----------
Total revenues...  $324,088    $165,002    $   6,633(i)  $495,723      $(21,483)
Station operating
 expenses........   147,237      93,016      (7,989)(i)   232,714        (7,474)
                                                450 (b)
Amortization of
 program rights..    33,934                   9,445 (i)    43,379        (1,330)
Depreciation and
 amortization....    37,177      17,622      39,804 (c)    94,603        (1,029)
                   --------    --------    --------      --------      --------
Station operating
 income..........   105,740      54,364     (35,077)      125,027       (11,650)
Corporate general
 and
 administrative
 expenses........     9,619                  (2,938)(d)    11,850
                                              5,169 (i)
                   --------    --------    --------      --------      --------
Operating
 income..........    96,121      54,364     (37,308)      113,177       (11,650)
Interest expense,
 net.............   (55,745)    (12,553)    (24,197)(e)   (92,495)          771
Other income,
 net.............                     8          (8)(i)       --
                   --------    --------    --------      --------      --------
Income before
 income taxes....    40,376      41,819     (61,513)       20,682       (10,879)
Income taxes.....    17,339      16,344     (24,376)(f)     9,307        (4,896)
                   --------    --------    --------      --------      --------

Income from
 continuing
 operations......    23,037    $ 25,475    $(37,137)       11,375      $ (5,983)
                               ========    ========                    ========
Less: preferred
 stock
 dividends.......    (1,066)                               (1,066)
                   --------                              --------
Income applicable
 to common
 stock...........  $ 21,971                              $ 10,309
                   ========                              ========
Basic:
 Income per
  common share...  $   0.41                              $   0.11
                   ========                              ========
 Number of shares
  used in per
  share
  calculation....    53,678                                90,775(h)

Diluted:
 Income per
  common share...  $   0.41                              $   0.11
                   ========                              ========
 Number of shares
  used in per
  share
  calculation....    53,943                                91,040(h)

                    PRO FORMA
                   DIVESTITURE
                   -------------
Total revenues...   $474,240
Station operating
 expenses........    225,240
Amortization of
 program rights..     42,049
Depreciation and
 amortization....     93,574
                   -------------
Station operating
 income..........    113,377
Corporate general
 and
 administrative
 expenses........     11,850

                   -------------
Operating
 income..........    101,527
Interest expense,
 net.............    (91,724)
Other income,
 net.............        --
                   -------------
Income before
 income taxes....      9,803
Income taxes.....      4,411
                   -------------
Income from
 continuing
 operations......      5,392
Less: preferred
 stock
 dividends.......     (1,066)
                   -------------
Income applicable
 to common
 stock...........   $  4,326
                   =============
Basic:
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     90,775(h)

Diluted:
 Income per
  common share...   $   0.05
                   =============
 Number of shares
  used in per
  share
  calculation....     91,040(h)

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1998
                     (In thousands, except per share data)


                   PRO FORMA     PULITZER    PULITZER      PRO FORMA
                    HEARST-    BROADCASTING   MERGER       PULITZER      DIVESTITURE
                   ARGYLE(a)    HISTORICAL  ADJUSTMENTS     MERGER         WGAL(g)
                   ---------   ------------ -----------    ---------     -----------
Total revenues...  $344,714      $173,681    $  6,197 (i)  $524,592       $(21,659)
Station operating
 expenses........   150,772        95,946      (8,135)(i)   239,033         (7,452)
                                                  450 (b)
Amortization of
 program rights..    37,980                     9,164 (i)    47,144         (1,285)
Depreciation and
 amortization....    39,462        16,512      39,787 (c)    95,761         (1,008)
                   --------      --------    --------      --------       --------
Station operating
 income..........   116,500        61,223     (35,069)      142,654        (11,914)
Corporate general
 and
 administrative
 expenses........     9,619                    (2,926)(d)    11,850
                                                5,157 (i)
                   --------      --------    --------      --------       --------
Operating
 income..........   106,881        61,223     (37,300)      130,804        (11,914)
Interest expense,
 net.............   (55,745)      (10,255)    (26,495)(e)   (92,495)           771
Other income,
 net.............                      11         (11)(i)       --
                   --------      --------    --------      --------       --------
Income before
 income taxes....    51,136        50,979     (63,806)       38,309        (11,143)
Income taxes.....    21,098        19,918     (23,777)(f)    17,239         (4,401)
                   --------      --------    --------      --------       --------
Income from
 continuing
 operations......    30,038      $ 31,061    $(40,029)       21,070       $ (6,742)
                                 ========    ========                     ========
Less: preferred
 stock
 dividends.......    (1,066)                                 (1,066)
                   --------                                --------
Income applicable
 to common
 stock...........  $ 28,972                                $ 20,004
                   ========                                ========
Basic:
 Income per
  common share...  $   0.54                                $   0.22
                   ========                                ========
 Number of shares
  used in per
  share
  calculation....    53,678                                  90,775 (h)

Diluted:
 Income per
  common share...  $   0.54                                $   0.22
                   ========                                ========
 Number of shares
  used in per
  share
  calculation....    53,943                                  91,040 (h)

                    PRO FORMA
                   DIVESTITURE
                   --------------
Total revenues...   $502,933
Station operating
 expenses........    231,581
Amortization of
 program rights..     45,859
Depreciation and
 amortization....     94,753
                   --------------
Station operating
 income..........    130,740
Corporate general
 and
 administrative
 expenses........     11,850
                   --------------
Operating
 income..........    118,890
Interest expense,
 net.............    (91,724)
Other income,
 net.............        --
                   --------------
Income before
 income taxes....     27,166
Income taxes.....     12,838
                   --------------
Income from
 continuing
 operations......     14,328
Less: preferred
 stock
 dividends.......     (1,066)
                   --------------
Income applicable
 to common
 stock...........   $ 13,262
                   ==============
Basic:
 Income per
  common share...   $   0.15
                   ==============
 Number of shares
  used in per
  share
  calculation....     90,775 (h)

Diluted:
 Income per
  common share...   $   0.15
                   ==============
 Number of shares
  used in per
  share
  calculation....     91,040 (h)

See notes on the following pages.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
ADJUSTMENTS:

(a) On a pro forma basis assuming the Gannett Swap, the Hearst Transaction, the STC Swap and the Kelly Transaction had occurred as of January 1, 1997.
(b) Estimated pension costs associated with the newly-established defined benefit pension plan to be created for the transferred Pulitzer Broadcasting employees, including the assets to be transferred to the Company per the terms of the Pulitzer Merger Agreement, net of pension costs recorded in the historical consolidated financial statements.
(c) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical consolidated financial statements of Pulitzer Broadcasting. The estimated useful lives for these intangible assets were as follows: Goodwill - 40 years; FCC licenses - 40 years; network affiliation agreements - 40 years and other intangible assets 2 to 5 years.
(d) Change in corporate general and administrative expenses due to the Pulitzer Merger, as a result of certain contractual agreeements expected to be entered into upon consummation of the Pulitzer Merger, including the Services Agreement with Hearst (which included certain adminstative services such as accounting, financial, legal, tax, insurance, data processing and employee benefits) which will be amended upon consummation of the Pulitzer Merger, net of corporate general and administrative expenses recorded in the historical financial statements of Pulitzer Broadcasting.
(e) Interest expense relating to the New Debt ($700 million) assumed in the Pulitzer Merger at an assumed interest rate of 7.1% which approximates the rate the Company pays for debt, net of interest expense recorded in the historical consolidated financial statements of Pulitzer Broadcasting. If the interest rate were to increase or decrease 1/8%, the difference in interest expense would equal $875,000.
(f) Estimated income tax effect of the above adjustments, giving effect to the Pulitzer Merger.
(g) Upon consummation of the Pulitzer Merger, the Company will own two television stations in an area (WGAL in Lancaster, PA and WBAL in Baltimore, MD) with overlapping service contours in violation of the FCC's current local ownership rules. The FCC's current rules prohibit the ownership of two stations in the same geographic area whose service contours overlap. Accordingly, the FCC, as part of its consent to the Pulitzer Merger, required Hearst-Argyle to file an application to divest one of the aforementioned stations (or propose such other action that would result in compliance with such FCC rules) within six months following consummation of the Merger. If WGAL is sold for cash, the proceeds of such sale will be used to reduce indebtedness under the Credit Facility and therefore the Pro Forma Statements of operations reflects the effects of a reduction in the Credit Facility by an amount equal to $14.7 million, the net book value of WGAL. The net book value has been used in the unaudited pro forma combined condensed financial statements for the divestiture of WGAL because no other valuation currently can be based on an independent third party offer. The divestiture of WGAL at net book value would be equivalent to selling WGAL at a price equal to less than two times WGAL's 1997 broadcast cash flow. Given the valuations of broadcasting properties in recent transactions, including the valuation of the Pulitzer Broadcasting implied by The Hearst-Argyle Merger Stock, the Company management believes that any divestiture of WGAL would occur at a valuation significantly higher than its net book value.
(h) Includes the issuance of the Hearst-Argyle Merger Stock to the stockholders of New Pulitzer.
(i) Reclassification of Pulitzer Broadcasting account balances to conform with the Company presentation.

PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF HEARST-ARGYLE

  The Unaudited Pro Forma Combined Condensed Statements of Operations of Hearst-Argyle for the year ended December 31, 1997 and the nine-months ended September 30, 1997 and 1998 have been prepared as if the Gannett Swap, the Hearst Transaction, the STC Swap, and the Kelly Transaction had been completed as of the beginning of the periods presented. The Gannett Swap, the Hearst Transaction, the STC Swap and the Kelly Transaction are accounted for using the purchase method of accounting. Any subsequent adjustments and any uncertainties affecting the pro forma presentation are not expected to be significant. The pro forma statements of operations presented herein are not necessarily indicative of Hearst-Argyle's results of operations that might have occurred had such transactions been completed at the beginning of the periods indicated and do not purport to represent Hearst-Argyle's consolidated results of operations for any future period.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                          Year Ended December 31, 1997
                                 (In thousands)

                            HEARST-                    GANNET        HEARST      STC SWAP      KELLY         KELLY
                            ARGYLE      HISTORICAL      SWAP      TRANSACTION  ADJUSTMENTS  BROADCASTING  TRANSACTION    PRO-FORMA
                          HISTORICAL(a) ARGYLE(b)    ADJUSTMENTS  ADJUSTMENTS   AND OTHER    HISTORICAL   ADJUSTMENTS  HEARST-ARGYLE
                          ------------- ----------  ------------  -----------  -----------   ----------  -----------  -------------
Total revenues............ $333,661      $ 51,826   $975(h)      $ 1,320 (c)  $   615 (i)     $65,311                     $453,708
Station operating
 expenses.................  142,096        27,610    681(d)(h)    (1,944)(o)      995 (i)(j)   39,499     $  (6,619)(q)    202,318
Amortization of program
 rights...................   40,129         2,833     16(h)                    (1,461)(i)                     5,299 (q)     46,816
Depreciation and
 amortization.............   22,924        16,955    138(e)(f)    (3,777)(f)    3,704 (e)(f)    4,483        12,742 (f)     57,169
                           --------      --------   ----         -------      -------         -------     ---------       --------
Station operating income..  128,512         4,428    140           7,041       (2,623)         21,329       (11,422)       147,405
Corporate general and
 administrative expenses..    9,527         2,700                   (227)(l)                                  1,320 (q)     12,000
                                                                                                             (1,320)(l)
Non-cash compensation
 expense..................                  3,518                 (3,518)(k)                                                   --
                           --------      --------   ----         -------      -------         -------     ---------       --------
Operating income (loss)...  118,985        (1,790)   140          10,786       (2,623)         21,329       (11,422)       135,405
Interest expense, net.....  (32,484)      (12,749)                 8,005 (m)                   (1,203)      (35,897)(r)    (74,328)
                           --------      --------   ----         -------      -------         -------     ---------       --------
Income (loss) before
 income taxes.............   86,501       (14,539)   140          18,791       (2,623)         20,126       (47,319)        61,077
Income taxes..............   35,363                                2,430 (g)   (1,093)(g)                   (11,048)(g)     25,652
                           --------      --------   ----         -------      -------         -------     ---------       --------
Income (loss) from
 continuing operations.... $ 51,138      $(14,539)  $140         $16,361      $(1,530)         $20,126     $(36,271)      $ 35,425
                           ========      ========   ====         =======      =======          =======    ========        ========

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1997
                                 (In thousands)

                                                                     HEARST       STC SWAP         KELLY        KELLY      PRO FORMA
                        HEARST-ARGYLE    ARGYLE     GANNETT SWAP   TRANSACTION   ADJUSTMENTS    BROADCASTING TRANSACTION    HEARST-
                        HISTORICAL(p) HISTORICAL(b) ADJUSTMENTS    ADJUSTMENTS    AND OTHER      HISTORICAL  ADJUSTMENTS    ARGYLE
                        ------------- ------------- ------------   -----------   -----------    -----------  ----------     -------
Total revenues..........  $221,296      $ 51,826        $975(h)     $ 1,320 (c)  $   362 (i)     $48,309                   $324,088
Station operating
 expenses...............    96,919        27,610         681(d)(h)   (1,944)(o)      211 (i)(j)   27,660     $ (3,900)(q)   147,237
Amortization of program
 rights.................    29,201         2,833          16(h)                   (1,209)(i)                    3,093 (q)    33,934
Depreciation and
 amortization...........    13,694        16,955         138(e)(f)   (7,151)(f)    1,965 (e)(f)    1,938        9,638 (f)    37,177
                          --------      --------        ----        -------      -------        --------      --------      -------
Station operating
 income.................    81,482         4,428         140         10,415         (605)         18,711       (8,831)      105,740
Corporate general and
 administrative
 expenses...............     6,546         2,700                        373 (l)                                  (807)(l)    9,619
                                                                                                                  807 (q)
Non-cash compensation
 expense................                   3,518                     (3,518)(k)
                          --------      --------        ----        -------      -------        --------     --------      --------
Operating income........    74,936        (1,790)        140         13,560         (605)        18,711        (8,831)      96,121
Interest expense, net...   (20,524)      (12,749)                     5,352 (m)                    (139)      (27,685)(r)  (55,745)
                          --------      --------        ----        -------      -------        -------      --------      --------
Income (loss) before
 income taxes...........    54,412       (14,539)        140         18,912         (605)        18,572       (36,516)      40,376
Income taxes............    22,362                                    2,675 (g)     (251)                      (7,447)(g)   17,339
                          --------      --------        ----        -------      -------        -------      --------      -------
Income (loss) from
 continuing operations..  $ 32,050      $(14,539)       $140        $16,237      $  (354)       $18,572      $(29,069)     $23,037
                          ========      ========        ====        =======      =======        =======      ========      =======

See notes on the following pages.

                         Hearst-Argyle Television, Inc.
         Unaudited Pro Forma Combined Condensed Statement of Operations
                      Nine Months Ended September 30, 1998
                                 (In thousands)

                                                 STC SWAP            KELLY        KELLY          PRO FORMA
                               HEARST-ARGYLE    ADJUSTMENTS       BROADCASTING TRANSACTION        HEARST-
                                  HISTORICAL(n)  AND OTHER         HISTORICAL  ADJUSTMENTS        ARGYLE
                               ---------------- -----------       -----------  ----------         -------
Total revenues...............      $292,010       $   51  (i)      $52,653                       $344,714
Station operating expenses...       127,595          903  (i)(j)    30,341     $ (8,067)(q)       150,772
Amortization of program
 rights......................        32,027         (643) (i)                     6,596 (q)        37,980
Depreciation and amortiza-
 tion........................        26,678        1,179  (e)(f)     6,716        4,889 (f)(q)     39,462
                                   --------       ------          --------      --------          -------
Station operating income.....       105,710       (1,388)           15,596       (3,418)          116,500
Corporate general and admin-
 istrative expenses..........         9,619                                      (1,091)(l)        9,619
                                                                                  1,091 (q)
                                   --------       ------          --------     ---------         --------
Operating income.............        96,091       (1,388)           15,596       (3,418)         106,881
Interest expense, net........       (29,978)       2,057  (m)       (5,504)     (22,320)(q)(r)   (55,745)
                                   --------       ------          --------     --------          --------
Income before income taxes...        66,113          669            10,092      (25,738)          51,136
Income taxes.................        28,111          271  (g)                    (7,284)(g)       21,098
                                   --------       ------           -------     --------          --------
Income from continuing opera-
 tions.......................      $ 38,002       $  398           $10,092     $(18,454)        $ 30,038
                                   ========       ======           =======     ========         ========

See notes on the following pages.
                                       11

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS OF THE
COMPANY:

(a) The Hearst Transaction was consummated on August 29, 1997. The historical financial data includes Argyle for the four months ended December 31, 1997. Includes result from (i) WCVB, WTAE, WBAL, WISN, KMBC, and WDTN for the entire period presented; (ii) WAPT,KITV, KHBS/KHOG, WLWT, KOCO and Hearst-Argyle's share of the Clear Channel Venture from September 1 through December 31, 1997; and, (iii) the management fees derived by Hearst-Argyle from WWWB, WPBF, KCWE and WBAL-radio (the "Managed Stations") from September 1 through December 31, 1997.
(b) Includes the results of operations of Argyle, which includes: (i) WAPT, KITV, KHBS/KHOG and Argyle's share of broadcast cash flows from the Clear Channel Venture for January 1 to August 31, 1997; (ii) WZZM and WGRZ for January 1997 only; and (iii) WLWT and KOCO from February 1 through August 31, 1997.
(c) Management fees derived by the Company from the Managed Stations from the beginning of each period presented.
(d) Elimination of certain expenses which would not have been incurred under the Company's management.
(e) Change in depreciation expense due to purchase accounting adjustments to equipment and buildings, net of depreciation recorded in the historical financial statements. The estimated useful lives used for equipment range from 5 to 25 years and the estimated useful life used for buildings range from 25 to 39 years.
(f) Amortization of intangible assets resulting from purchase accounting adjustments, net of amortization recorded in the historical financial statements. The estimated useful lives used for these intangible assets were as follows: FCC licenses, network affiliation agreements and goodwill - 40 years; other intangibles - 2 to 5 years.
(g) Estimated income tax effect of the pro forma adjustments.
(h) The inclusion of WLWT and KOCO and the exclusion of WZZM and WGRZ results of operations from the beginning of the period presented.
(i) The inclusion of WPTZ/WNNE and KSBW and the exclusion of WDTN and WNAC results of operations from the beginning of the periods presented.
(j) Additional expenses which would have been incurred under the Company's management.
(k) Conforming the accounting policies related to stock based compensation.
(l) Change in corporate expenses associated with the Company's new organizational structure as a result of contractual agreements for administrative services, such as accounting, financial, legal, tax, insurance, data processing and employee benefits and other applicable contractual agreements that were entered into upon the close of the Hearst Transaction and the Kelly Transaction.
(m) Interest expense on the pro forma debt as follows (in thousands):

                                                                              PRO FORMA
                                                                   --------------------------------
                                                                    12/31/97    9/30/97    9/30/98
                                                                   ---------   --------   --------
Senior Notes due 2007 at an interest rate of 7.0%................  $   8,752   $  6,564   $  6,564
Senior Notes due 2008 at an interest rate of 7.0%................     14,000     10,500     10,500
Senior Notes due 2027 at an interest rate of 7.5%................     13,124      9,843      9,843
Senior subordinated Notes due 2005 at an interest rate of 9.75%..        252        189        189
Commitment fees for the unused Chase Credit Facility.............      1,252        939        939
Non-cash interest charges........................................      2,248      1,686      1,686
Interest income..................................................     (2,400)    (1,800)    (1,800)
                                                                   ---------   --------   --------
Total Interest Expense, net......................................  $  37,228   $ 27,921   $ 27,921
                                                                   =========   ========   ========

(n) Includes the results of operations of the Company, which includes: (i) WLWT, KOCO, WAPT, KITV and the Arkansas Stations; (ii) WCVB, WTAE, WISN, WBAL and KMBC; (iii) the management fee derived by the Company from the Managed Stations for the full-period presented; (iv) the Company's share of the Clear Channel Venture and WDTN from January 1 through May 31, 1998; and,
    (iv) KSBW and WPTZ/WNNE from June 1 through September 30, 1998.
(o) Reduction of pension expense resulting from the actuarial valuation of the newly-established qualified defined benefit pension plan.
(p) The historical data includes Argyle for the month of September 1997 only. Includes the results from (i) WCVB, WTAE, WBAL, WISN, KMBC and WDTN for the entire period presented (ii) WAPT, KITV, KHBS/KHOG, WLWT, KOCO and Hearst-Argyle's share of the Clear Channel Venture for the month September 1997 only; and (iii) the management fees derived by Hearst-Argyle from the Managed Stations for the month of September only.
(q) Reclassification of Kelly Broadcasting account balances to conform with Hearst-Argyle presentation.
(r) Interest expense relating to debt issued ($530 million) for the Kelly Transaction at an assumed interest rate of 7.15% which approximates the rate Hearst-Argyle pays for debt, net of interest expense recorded in the historical financial statements of Kelly Broadcasting. If the interest rate were to increase or decrease 1/2%, the difference in interest expense would equal $663,000.

                                       12